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                               NEW COVENANT FUNDS

                            NEW COVENANT GROWTH FUND

                        Supplement dated January 12, 2005
                    to the Prospectus dated November 1, 2004

The following information supersedes any information to the contrary relating to the New Covenant Growth Fund (the "Fund") contained in the Fund's Prospectus dated November 1, 2004.

The Board of Trustees has approved the appointment of Mazama Capital Management, Inc. and Santa Barbara Asset Management, Inc. to replace Seneca Capital Management ("Seneca") as a Sub-Advisor of the Fund effective January 1, 2005. Capital Guardian Trust Company, Sound Shore Management, Inc. and Wellington Management Company, LLP remain as the other Sub-Advisors for the Fund.

As a result of this change, the Prospectus is hereby amended by deleting all references to Seneca on page 23 under the section of the Prospectus titled "Sub-Advisors for the Growth Fund" and adding the following information under that section of the Prospectus:

MAZAMA CAPITAL MANAGEMENT, INC.
-------------------------------

Mazama Capital Management, Inc. ("Mazama"), founded in 1997 and located at One Southwest Columbia Street, Suite 1500, Portland, Oregon, is an Oregon corporation and is a registered investment adviser. Mazama utilizes a fundamental, bottom-up approach to security selection. In selecting securities for the Fund, Mazama performs a detailed analysis of company financials using a proprietary Price/Performance Model. The Price/Performance Model focuses on two main valuation components: estimates of a company's return on equity versus the forward price-to-earnings ratio as a measure of a current value and on a company's earnings growth versus the forward price-to-earnings ratio. Mazama also conducts ongoing discussions with company executives and key employees as well as visits to evaluate company operations first hand. Though Mazama does not incorporate top-down analysis in its investment process, it does incorporate knowledge of broad economic themes and trends to provide a backdrop for its bottom-up research. As of November 30, 2004, Mazama had approximately $5.2 billion in assets under management.

Ronald A. Sauer and Stephen C. Brink are the portfolio managers for the assets of the Fund managed by Mazama. Mr. Sauer is the President and Chief Investment Officer of, and a senior portfolio manager for, Mazama and has been an investment professional with the firm since founding the firm in 1997. Mr. Brink is a Senior Vice President and Director of Research of, and a portfolio manager for, Mazama and has been an investment professional with the firm since 1997.

SANTA BARBARA ASSET MANAGEMENT, INC.
------------------------------------

Santa Barbara Asset Management, Inc. ("Santa Barbara"), located at 200 East Carrillo, Suite 300, Santa Barbara, California, is a California corporation and is a registered investment adviser. Santa Barbara uses quantitative and qualitative screens to narrow a universe of approximately 5,000 companies to a more manageable level for further extensive due diligence and research. Specifically, Santa Barbara focuses on companies with above-average growth that is sustainable over long periods of time. Santa Barbara seeks to own companies that have shown steady, consistent growth in revenues, earnings and cash flow that build equity valuation. As of November 30, 2004, Santa Barbara had approximately $1.8 billion in assets under management.

Michael G. Mayfield is the portfolio manager for the assets of the Fund managed by Santa Barbara. Mr. Mayfield is the President and Chief Investment Officer of, and a portfolio manager for, Santa Barbara and has been an investment professional with the firm since 1995.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE